ASSETS AND LIABILITIES (Details 6) - USD ($)	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Assets And Liabilities Details 6
Accounts payable	$ 649,785	$ 63,826
Accrued credit card balances	55,391	90,137
Accrued royalties	54,956	0
Sales returns and allowances	103,553	0
Accrual for stock to be issued to consultants (see Note 8)	540,000	0
Accrual for amounts due under license agreement (see Note 2)	200,000	0
Accrued other	19,882	640
Total	$ 1,623,547	$ 155,503	$ 362,160